Global Beta Smart Income ETF (Ticker: GBDV)
 (the “Fund”),
a series of Global Beta ETF Trust

Supplement dated July 1, 2020 to the Fund’s currently effective
Prospectus, dated December 23, 2019, as supplemented

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus for the Fund.

The following information replaces in its entirety the first paragraph of the section of the Fund’s Prospectus entitled “Fund Summary—Principal Investment Strategies”:

The Fund seeks to track the performance (before fees and expenses) of the Target Index.  The Target Index is comprised of equity securities of U.S. companies in the highest quintile of the average twelve month trailing dividend yield over each of the prior four quarters in the S&P 900, and that rank in the top half of their respective Global Industry Classification Standard (GICS®) sector classification.  The constituent securities of the Target Index are weighted based on their revenue, with each individual index constituent capped at 4.5% at each quarterly rebalance.  Any company that has cut or suspended its dividend will be removed from the Target Index at the next quarterly rebalance and will be ineligible for inclusion in the Target Index until it increases or reinstitutes its dividend.  In the event that the cut/suspension results in a dividend that, when annualized, would result in a dividend yield below 3.5%, the company will be removed promptly from the Target Index.  In addition, index constituents from the energy sector, as classified by GICS®, are capped at 3% in the aggregate in the Target Index at each quarterly rebalance when the price of crude oil, as defined by Crude Oil WTI futures (ticker:  CL00), is below its 30 day moving average. As of November 29, 2019, the Target Index was comprised of 83 securities.

The following information replaces in its entirety the last paragraph of the section of the Fund’s Prospectus entitled “More Information About the Fund—More Information About the Fund’s Principal Investment Strategies”:

The Target Index is designed to reflect the performance of constituents from the S&P 900 with the highest average twelve month trailing dividend yield over each of the prior four quarters, diversified by GICS® sector and re-weighted based on revenue.  The Target Index calculates the average twelve month trailing dividend yield of the constituents of the S&P 900 over each of the prior four quarters and initially selects those securities in the highest quintile.  The Target Index then selects those securities with an average twelve month trailing dividend yield over each of the prior four quarters that rank in the top half within their respective GICS® sector classification.  The Target Index then re-weights those securities based on their revenue, with each individual index constituent capped at 4.5% at each quarterly rebalance. Any company that has cut or suspended its dividend will be removed from the Target Index at the next quarterly rebalance and will be ineligible for inclusion in the Target Index until it increases or reinstitutes its dividend.  In the event that the cut/suspension results in a dividend that, when annualized, would result in a dividend yield below 3.5%, the company will be removed promptly from the Target Index.  In addition, index constituents from the energy sector, as classified by GICS®, are capped at 3% in the aggregate in the Target Index at each quarterly rebalance when the price of crude oil, as defined by Crude Oil WTI futures (ticker:  CL00), is below its 30 day moving average. Target Index constituents are only capped at quarterly rebalances. As of November 29, 2019, the Target Index was comprised of 83 securities. The S&P 900 is an investable benchmark for the mid- to large-cap segment of the U.S. equity market. As of November 29, 2019, the S&P 900 was comprised of equity securities in the following sectors: information technology, health care, financials, consumer discretionary, industrials, communication services, consumer staples, energy, real estate (including REITs), utilities, and materials.  REITs are companies that own or finance income-producing real estate. As of November 29, 2019, the S&P 900 was comprised of 905 U.S. securities with capitalizations ranging from $753.18 million to $1.21 trillion.

Investors should retain this supplement for future reference.